                                                         CONTRACT NO. 93-255-026

EXHIBIT 10.46

                              COAL SUPPLY AGREEMENT

     This is a coal supply agreement (the "Agreement") dated January 1, 1994 between LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, 220 West Main Street, Louisville, Kentucky 40202 ("Buyer") and PEABODY COALSALES COMPANY, a Delaware corporation, 1951 Barrett Court, P.O. Box 1996, Henderson, Kentucky 42420 ("Seller").
                                     RECITAL

     Peabody Development Company and Buyer entered into a Contract dated December 18, 1991 (as amended by Amendment 1 dated September 1, 1992) (the "Original Contract") for the sale of coal by Peabody Development Company to Buyer. The Original Contract was assigned to Seller by Assignment dated March 1, 1993.
                                   AGREEMENTS

     The parties hereto agree as follows:

     SECTION 1. GENERAL The Original Contract is hereby terminated as of December 31, 1993. Thereafter, Seller will sell to Buyer and Buyer will buy from Seller steam coal under all the terms and conditions of this Agreement.

     SECTION 2. TERM Subject to Section 8.2, the term of this Agreement shall commence on January 1, 1994 and shall continue through December 31, 1999. Buyer shall have the right, but not the obligation, to renew this Agreement for up to five (5) additional one year periods, such right to be exercised by notice in writing to Seller no later than forty-five (45) days prior to the beginning of the year in question. Buyer's right to renew this Agreement is subject to the parties' reaching an agreement on the Base Price for the renewal period.


     SECTION 3.     QUANTITY

     Section 3.1 BASE QUANTITY. Except as adjusted under Section 3.3, Seller shall sell and deliver and Buyer shall purchase and accept delivery of the following annual base quantity of coal ("Base Quantity"):

          YEAR           BASE QUANTITY (TONS)
          ----           --------------------

          1994                1,100,000
          1995                1,100,000
          1996                1,100,000
          1997                1,100,000
          1998                1,100,000
          1999                1,100,000

     Section 3.2 DELIVERY SCHEDULE. Except as provided in the last sentence of this Section 3.2, by December 1 of each year, Buyer shall specify in writing to Seller the quantities to be delivered in each month of the following year. Subject to Section 3.3, such quantities shall be shipped in accordance with such schedule. Time is of the essence with respect to the schedule so established; and failure by Seller to deliver in a timely fashion shall constitute a material breach within the meaning of Section 16 of this Agreement. This Section 3.2 fully applies to 1994 deliveries except that Buyer shall have until ten (10) business days after this Agreement becomes fully executed to so specify such monthly delivery schedule for 1994.
     Section 3.3  ADJUSTMENTS.     Buyer shall have the right to change the
monthly delivery schedule and the Base Quantity as follows: Buyer may change the quantity to be delivered during each calendar month pursuant to the monthly delivery schedule by giving written notice to Seller 75 days before the beginning of said month. However, the total quantity for each calendar year may
not be either more than 1,375,000 tons or less than 825,000 tons.   Buyer also
has the

option to discuss with Seller quantities greater than 1,375,000 tons subject to availability and agreement on price.

     SECTION 4.     SOURCE

     Section 4.1 SOURCE. Subject to Section 4.4 hereof, the coal sold hereunder, including coal purchased from third parties, shall be supplied from Peabody Coal Company's Lynnville Mine, #5, #6, and #7 seams, Warrick and Spencer Counties, Indiana. The source is described with particularity in Exhibit A "Coal Property" attached hereto and made a part hereof (the "Coal Property").

     Section 4.2 ASSURANCE OF OPERATION AND RESERVES. Seller represents and warrants that the Coal Property contains economically recoverable coal of a quality and in quantities which will be sufficient to satisfy all the requirements of this Agreement. Seller agrees and warrants that it will cause to have at the Coal Property adequate machinery, equipment and other facilities to produce, prepare and deliver coal in the quantity and of the quality required by this Agreement. Seller further agrees that it will cause the operation and maintenance of such machinery, equipment and facilities in accordance with good mining practices so as to efficiently and economically produce, prepare and deliver such coal. Seller agrees that Buyer is not providing any capital for the purchase of such machinery, equipment and/or facilities and that Seller shall operate and maintain same at its sole expense, including all required permits and licenses. Seller hereby allocates to this Agreement sufficient reserves of coal meeting the quality specifications hereof and lying on or in the Coal Property so as to fulfill the quantity requirements hereof.

     Section 4.3 NON-DIVERSION OF COAL. Seller agrees and warrants that it will not, without Buyer's express prior written consent, use or sell coal from the Coal Property in a way that will reduce the economically recoverable balance of coal in the Coal Property to an amount less than that required to be supplied to Buyer hereunder.

     Section 4.4 SUBSTITUTE COAL. Notwithstanding the above representations and warranties, Seller shall have the right to supply coal hereunder produced from any of the following mines ("Substitute Coal"):

     (1) Peabody Coal Company's Ken Mine, #9, #11, #13 seams, Ohio County, Kentucky

     (2) Peabody Coal Company's Martwick Mine, #9, #11 seams, Muhlenberg County, Kentucky

     (3) Peabody Coal Company's Camp Complex, #9, #11 seams, Union County, Kentucky

     (4) Pyramid Mining Inc.'s Patriot and Goshen Mines (the "Pyramid Mines"), #9, #11, #12 seams, Henderson and Ohio Counties, Kentucky subject to the following quantity limitations:

     (a) In each six-month period throughout the term of this Agreement (i.e., January 1 to June 30 and July 1 to December 31), the Substitute Coal supplied hereunder shall not exceed 50,000 tons or 10% of the total tonnage delivered hereunder during such six-month period, whichever is less. For Substitute Coal delivered hereunder in excess of this quantity limitation (a) ("Excess Substitute Coal"), the Base Price shall be reduced pursuant to Section 8.1.

     (b) In each calendar month throughout the term of this Agreement, the Substitute Coal produced from the Camp Complex and supplied hereunder shall not exceed a quantity equivalent to that contained in five (5) individual barge loads.

     (c) The Pyramid Mines may be used as a source of supply during 1994 only and only with the approval of Buyer.
Buyer shall not be obligated to accept Substitute Coal beyond quantity limitations (b) and (c) set forth above.

     SECTION 5.     DELIVERY

     5.1 GENERAL. At Buyer's option, the coal shall be delivered either all by barge, all by rail, or some portion by barge and some portion by rail where such loading facilities currently exist.

     5.2 RAIL DELIVERY. For coal produced from the Coal Property which Buyer designates to be delivered by rail, such coal shall be delivered F.O.B. Destination. Title to and risk of loss respecting such coal will pass to Buyer and the coal will be considered to be delivered when it is unloaded at Buyer's designated destination point. At Buyer's request, Seller shall treat (or have treated) any rail shipment of coal hereunder with a freeze conditioning agent (Shur-Coal No. 615 or equivalent approved by Buyer) in order to maintain coal handling characteristics during shipment. If requested by Buyer, Seller shall also treat (or have treated) any rail cars specified by Buyer with a side release agent (Shur-Coal No. 615 or equivalent approved by Buyer.) The price for each such requested chemical treatment shall be an amount equal to Seller's cost of materials on a per gallon basis for each application of freeze conditioning agent or side release agent, as the case may be. Seller shall invoice Buyer for all such treatment which occurred in a calendar month by the fifteenth of the following month; and payment shall be mailed by the 25th of such following month or within ten days after receipt of Seller's invoice, whichever is later.

     If Seller delivers Substitute Coal under Section 4.4 hereof by rail from the Pyramid Mines ("Pyramid Rail Coal"), then the coal shall be delivered to Buyer F.O.B. railcar at the Pyramid rail loading facility at Bixby, Kentucky on the Paducah & Louisville Railway (the "Pyramid Rail Delivery Point"). Seller may deliver Pyramid Rail Coal at a location different from the Pyramid

Rail Delivery Point, provided, however, that Seller shall reimburse Buyer for any resulting increases in the cost of transporting the coal to Buyer's generating stations. Any resulting savings in such transportation costs shall be retained by Buyer.

     Title to and risk of loss respecting Pyramid Rail Coal will pass to Buyer and the coal will be considered to be delivered when it is loaded into the railcars at the rail loading facility. Buyer or its contractor shall furnish suitable railcars in accordance with a delivery schedule provided by Buyer to Seller. Seller shall be responsible for and pay the cost of repairs for any damages caused by Seller to railcars owned or leased by Buyer while such railcars are in
Seller's control or custody. Seller shall comply with the applicable provisions of Buyer's rail contractor's tariff.

     5.3 BARGE DELIVERY. For coal produced from the Coal Property which Buyer designates to be delivered by barge, the coal shall be delivered to Buyer F.O.B. barge at the Yankeetown dock at mile point 772.5 on the Ohio River (the "Barge Delivery Point"). Seller may deliver coal produced from the Coal Property at a location different from the Barge Delivery Point, provided, however, that Seller shall reimburse Buyer for any resulting increases in the cost of transporting the coal to Buyer's generating stations. Any resulting savings in such transportation costs shall be retained by Buyer.

     Title to and risk of loss of coal sold will pass to Buyer and the coal will be considered to be delivered when loaded into barges at the loading dock.
Buyer or its contractor shall furnish suitable barges in accordance with a delivery schedule provided by Buyer to Seller. Seller shall arrange and pay for all costs of transporting the coal from the mines to the loading docks and loading and trimming the coal into barges to the proper draft and the proper distribution within the barges. Buyer shall arrange for transporting the coal by barge from the loading dock to its generating station(s) and shall pay for the cost of such transportation. For delays caused by Seller in handling the scheduling of shipments with Buyer's barging contractor, Seller shall be responsible for any demurrage or other penalties assessed by said barging contractor (or assessed by Buyer) which accrue at the Barge Delivery Point, including the demurrage, penalties for loading less than normal full-load tonnage for Buyer's barge carrier's individual barge style and type (an average of approximately 1,500 tons per barge), or other penalties assessed for barges not loaded in conformity with applicable requirements.
Buyer shall cause Seller to be given notice of such applicable requirements and reasonable advance notice of any changes in such applicable requirements. Buyer shall be responsible to deliver barges in as clean and dry condition as practicable. Seller shall require of the loading dock operator that the barges and towboats provided by Buyer or buyer's barging contractor be provided convenient and safe berth free of wharfage, dockage and port charges; that while the barges are in the care and custody of the loading dock, all U.S. Coast Guard regulations and other applicable laws, ordinances, rulings, and regulations shall be complied with, including adequate mooring and display of warning lights; that any water in the cargo boxes of the barges be pumped out by the loading dock operator prior to loading; that the loading operations be performed in a workmanlike manner and in accordance with the reasonable loading requirements of Buyer and Buyer's barging contractor; and that the loading dock operator carry landing owners or wharfinger's insurance with basic coverage of not less than $300,000.00 and total of basic coverage and excess liability coverage of not less than $1,000,000.00, and provide evidence thereof to Buyer in the form of a certificate of insurance from the insurance carrier or an acceptable certificate of self-insurance with requirement for 30 days advance notification of Buyer in the event of termination of or material reduction in coverage under the insurance.

     If Seller delivers Substitute Coal hereunder pursuant to Section 4.4 hereof, the respective Barge Delivery Points shall be as follows:

     MINE NAME           LOAD OUT       RIVER     MILE POINT
     ---------           --------       -----     ----------

     Camp Complex        Uniontown      Ohio           842.9
     Ken                 Ken            Green           97.7
     Martwick            Gibralter      Green           85.9
     Pyramid (Patriot)   Demao          Green           31.5
     Pyramid (Goshen)    Rockport       Green           94.8

and all the provisions set forth in this Section 5.3 hereinabove shall apply.

     SECTION 6.     QUALITY

     Section 6.1 SPECIFICATIONS. The coal produced from the Coal Property and delivered hereunder shall conform to the following specifications on an "as received" basis:
                                 LYNNVILLE MINE

                              Guaranteed Monthly       Rejection Limits
     Specifications           Weighted Average         (per shipment)
     --------------------------------------------------------------------------

     BTU/LB.                  min. 10,950                   <    10,850
                                   ------                        ------

     MOISTURE                 max. 12.91   lbs/MMBTU        >    14.0
                                   -----                         -----
     ASH                      max.  8.00   lbs/MMBTU        >     9.0
                                   -----                         -----
     SULFUR                   max.  2.90   lbs/MMBTU        >     3.3
                                   -----                         -----
     SULFUR                   min.  1.8    lbs/MMBTU        <     1.8
                                   -----                         -----
     CHLORINE                 max.  0.07   lbs/MMBTU        >     0.08
                                   -----                         -----
     FLUORINE                 max.  0.013  lbs/MMBTU        >     0.013
                                   -----                         -----
     NITROGEN                 max.  1.50   lbs/MMBTU        >     1.60
                                   -----                         -----
     ASH/SULFUR RATIO         min. 2.5:1                    <    2.5:1
                                   -----                         -----
     Size (3" x 0"):
          Top size (inches)   max. 3"x0"                    >  3"x0"
                                   -----                       -----
          Fines (% by wgt)
          Passing 1/4"
            screen            max. 40%                      >  45%
                                   -----                       -----

     % BY WEIGHT:
     VOLATILE                 max. 34.5                     >    35.0
                                   -----                         -----
          VOLATILE            min. 33.5                     <  33.0
                                   -----                       -----
     FIXED CARBON             max. 44                       >    45
                                   -----                         -----
     FIXED CARBON             min. 40                       <    40
                                   -----                         -----
     GRINDABILITY (HGI)       min. 53                       <    50
                                   -----                         -----
     BASE ACID RATIO (B/A)
     SLAGGING FACTOR*         max. 2.0                      >    2.0
                                   -----                         -----
     FOULING FACTOR**         max. 0.5                      >    0.5
                                   -----                         -----
     ASH FUSION TEMPERATURE (DEG.F) (ASTM D1857)
     ----------------------------------------

     REDUCING ATMOSPHERE
     -------------------
     Initial Deformation           min. 1910                     min. 1875
                                        -----                         -----
     Softening (H=W)               min. 1930                     min. 1900
                                        -----                         -----
     Softening (H=1/2W)            min. 1975                     min. 1950
                                        -----                         -----
     Fluid                         min. 2120                     min. 2050
                                        -----                         -----
     OXIDIZING ATMOSPHERE
     --------------------
     Initial Deformation           min. 2300                     min. 2200
                                        -----                         -----
     Softening (H=W)               min. 2325                     min. 2300
                                        -----                         -----
     Softening (H=1/2W)            min. 2340                     min. 2350
                                        -----                         -----
     Fluid                         min. 2400                     min. 2400
                                        -----                         -----

     If Seller delivers Substitute Coal under Section 4.4 hereof, the Substitute Coal produced from the following mines and delivered hereunder shall conform to the following specifications on an "as received" basis:

                                    KEN MINE
                                    --------

                              Guaranteed Monthly       Rejection Limits
     Specifications           Weighted Average         (per shipment)
     ---------------------------------------------------------------------


     BTU/LB.                  min. 11,750                   <    11,500
                                   ------                        ------
     MOISTURE                 max. 8.94   lbs/MMBTU         >    11.0
                                   -----                         ------
     ASH                      max. 6.97   lbs/MMBTU         >     8.0
                                   -----                         ------
     SULFUR                   max. 2.8    lbs/MMBTU         >     3.0
                                   -----                         ------
     SULFUR                   min. 1.8    lbs/MMBTU         <     1.8
                                   -----                         ------
     CHLORINE                 max. 0.03   lbs/MMBTU         >     0.05
                                   -----                         ------
     FLUORINE                 max. 0.013  lbs/MMBTU         >     0.013
                                   -----                         ------
     NITROGEN                 max. 1.40   lbs/MMBTU         >     1.60
                                   -----                         ------
     ASH/SULFUR RATIO         min. 2.5:1                    <    2.5:1
                                   -----                         ------
     Size (3" x 0"):
          Top size (inches)   max. 3"x0"                    >  3"
                                   -----                       -----
          Fines (% by wgt)
          Passing 1/4" screen max. 40%                      >  45%
                                   -----                       -----
     % BY WEIGHT:
     VOLATILE                 max. 36.50                    >    37
                                   ------                        -----
     VOLATILE                 min. 34                       <    32
                                   ------                        -----
     FIXED CARBON             max. 46                       >    46.5
                                   ------                        -----
     FIXED CARBON             min. 42                       <    41
                                   ------                        ------
     GRINDABILITY (HGI)       min. 52                       <    50
                                   ------                        ------
     BASE ACID RATIO (B/A)
     SLAGGING FACTOR*         max.  2.0                     >     2.0
                                   ------                        ------
     FOULING FACTOR**         max.  0.5                     >     0.5
                                   ------                        ------

     ASH FUSION TEMPERATURE (DEG.F) (ASTM D1857)
     ----------------------------------------

     REDUCING ATMOSPHERE
     -------------------
     Initial Deformation           min. 1960                     min. 1900
                                        -----                         ------
     Softening (H=W)               min. 2000                     min. 1950
                                        -----                         ------
     Softening (H=1/2W)            min. 2050                     min. 1975
                                        -----                         ------
     Fluid                         min. 2190                     min. 2100
                                        -----                         ------
     OXIDIZING ATMOSPHERE
     --------------------
     Initial Deformation           min. 2300                     min. 2200
                                        ------                        ------
     Softening (H=W)               min. 2325                     min. 2280
                                        ------                        ------
     Softening (H=1/2W)            min. 2340                     min. 2300
                                        ------                        ------
     Fluid                         min. 2400                     min. 2375
                                        ------                        ------

                                  MARTWICK MINE
                                  -------------

                              Guaranteed Monthly       Rejection Limits
     Specifications           Weighted Average         (per shipment)

     ------------------------------------------------------------------

     BTU/LB.                  min. 11,750                   <    11,500
                                   ------                        ------
     MOISTURE                 max. 9.02   lbs/MMBTU         >    11.0
                                   ------                        ------
     ASH                      max. 7.49   lbs/MMBTU         >     9.0
                                   ------                        ------
     SULFUR                   max. 2.46   lbs/MMBTU         >     2.7
                                   ------                        ------
     SULFUR                   min. 1.8    lbs/MMBTU         <     1.8
                                   ------                        ------
     CHLORINE                 max. 0.04   lbs/MMBTU         >     0.05
                                   ------                        ------
     FLUORINE                 max. 0.013  lbs/MMBTU         >     0.013
                                   ------                        ------
     NITROGEN                 max. 1.45   lbs/MMBTU         >     1.50
                                   ------                        ------
     ASH/SULFUR RATIO         min. 2.5:1                    <    2.5:1
                                   ------                        ------
     Size (3" x 0"):
        Top size (inches)     max. 3"x0"                    >    3"x0"
                                   ------                        ------
        Fines (% by wgt)
        Passing 1/4" screen   max. 45%                      >    50%
                                   ------                        ------
     % BY WEIGHT:
     VOLATILE                 max. 36                       >    36.5
                                   ------                        ------
          VOLATILE            min. 34                       <    33
                                   ------                        ------
     FIXED CARBON             max. 46                       >    46.5
                                   ------                        ------

     FIXED CARBON             min. 43                       <    40
                                   ------                        ------
     GRINDABILITY (HGI)       min. 52                       <    50
                                   ------                        ------
     BASE ACID RATIO (B/A)
     SLAGGING FACTOR*         max. 2.0                      >     2.0
                                   ------                        ------
     FOULING FACTOR**         max. 0.5                      >     0.5
                                   ------                        ------
     ASH FUSION TEMPERATURE (DEG.F) (ASTM D1857)
     ----------------------------------------

     REDUCING ATMOSPHERE
     -------------------
     Initial Deformation           min. 2010                     min. 1900
                                        ------                        ------
     Softening (H=W)               min. 2060                     min. 1950
                                        ------                        ------
     Softening (H=1/2W)            min. 2120                     min. 1975
                                        ------                        ------
     Fluid                         min. 2355                     min. 2100
                                        ------                        ------

     OXIDIZING ATMOSPHERE
     --------------------
     Initial Deformation           min. 2440                     min. 2200
                                        -----                         ------
     Softening (H=W)               min. 2495                     min. 2280
                                        -----                         ------
     Softening (H=1/2W)            min. 2425                     min. 2300
                                        -----                         ------
     Fluid                         min. 2575                     min. 2375
                                        -----                         ------




                                  CAMP COMPLEX
                                  ------------

                              Guaranteed Monthly       Rejection Limits
     Specifications           Weighted Average         (per shipment)

     -------------------------------------------------------------------

     BTU/LB.                  min. 11,400                   <    11,300
                                   ------                        ------
     MOISTURE                 max. 10.53  lbs/MMBTU         >    12.0
                                   ------                        ------
     ASH                      max.  8.65  lbs/MMBTU         >    10.0
                                   ------                        ------
     SULFUR                   max.  2.54  lbs/MMBTU         >     2.8
                                   ------                        ------
     SULFUR                   min.  1.8   lbs/MMBTU        <     1.8

                                   -------                       ------
     CHLORINE                 max.  0.10  lbs/MMBTU         >     0.10
                                   ------                        ------
     FLUORINE                 max.  0.013 lbs/MMBTU         >     0.013
                                   ------                        ------

     NITROGEN                 max.  1.40  lbs/MMBTU         >     1.60
                                   ------                        ------
     ASH/SULFUR RATIO         min. 2.5:1                    <    2.5:1
                                   ------                        ------
     Size (3" x 0"):
        Top size (inches)     max. 3"x0"                    >    3"x0"
                                   ------                        ------
        Fines (% by wgt)
        Passing 1/4" screen   max. 45%                      >    50%
                                   ------                        ------
     % BY WEIGHT:
     VOLATILE                 max. 36.5                     >    37
                                   ------                        ------
          VOLATILE            min. 34                       <    32
                                   ------                        ------
     FIXED CARBON             max. 44                       >    45
                                   ------                        ------
     FIXED CARBON             min. 42                       <    41
                                   ------                        ------
     GRINDABILITY (HGI)       min. 52                       <    50
                                   ------                        ------
     BASE ACID RATIO (B/A)
     SLAGGING FACTOR*         max.  2.0                     >    2.0
                                   ------                        -----
     FOULING FACTOR**         max.  0.5                     >    0.5
                                   ------                        -----


     ASH FUSION TEMPERATURE (DEG.F) (ASTM D1857)
     ----------------------------------------

     REDUCING ATMOSPHERE
     -------------------
     Initial Deformation           min. 1900                     min. 2200
                                        ------                        ------
     Softening (H=W)               min. 1950                     min. 2280
                                        ------                        ------
     Softening (H=1/2W)            min. 1975                     min. 2300
                                        ------                        ------
     Fluid                         min. 2100                     min. 2375
                                        ------                        ------
     OXIDIZING ATMOSPHERE
     --------------------
     Initial Deformation           min. 2300                     min. 2275
                                        ------                        ------
     Softening (H=W)               min. 2330                     min. 2300
                                        ------                        ------
     Softening (H=1/2W)            min. 2425                     min. 2400
                                        ------                        ------
     Fluid                         min. 2490                     min. 2450
                                        ------                        ------



                                  PYRAMID MINES
                                  -------------

                              Guaranteed Monthly       Rejection Limits
     Specifications           Weighted Average         (per shipment)

     ----------------------------------------------------------------

     BTU/LB.                  min. 11,200                   <    11,000
                                   ------                        ------
     MOISTURE                 max. 12.50  lbs/MMBTU         >    13.0
                                   ------                        ------
     ASH                      max.  8.45  lbs/MMBTU         >     9.0
                                   ------                        ------
     SULFUR                   max.  2.50  lbs/MMBTU         >     2.6
                                   ------                        ------
     SULFUR                   min.  1.80  lbs/MMBTU         <     1.8
                                   -------                       ------
     CHLORINE                 max.  0.07  lbs/MMBTU         >      .09
                                   ------                        ------
     FLUORINE                 max.  0.013 lbs/MMBTU         >     0.013
                                   ------                        ------
     NITROGEN                 max.  1.40  lbs/MMBTU         >     1.80
                                   ------                        ------
     ASH/SULFUR RATIO         min. 2.5:1                    <    2.5:1
                                   ------                        ------
     Size (3" x 0"):
          Top size (inches)   max. 3"                       >  3"
                                   ------                      ------
          Fines (% by wgt)
          Passing 1/4" screen max. 40%                      >  40%
                                   ------                      ------
     % BY WEIGHT:
     VOLATILE                 max. 39                       >    40
                                   ------                        ------
          VOLATILE            min. 31                       <    30
                                   ------                        ------
     FIXED CARBON             max. 57                       >    58
                                   ------                        ------
     FIXED CARBON             min. 33                       <    32
                                   ------                        ------
     GRINDABILITY (HGI)       min. 48                       <    45
                                   ------                        ------
     BASE ACID RATIO (B/A)
     SLAGGING FACTOR*         max.   2.0                    >     2.0
                                   ------                        ------
     FOULING FACTOR**         max.   0.5                    >     0.5
                                   ------                        ------

     ASH FUSION TEMPERATURE (DEG.F) (ASTM D1857)
     ----------------------------------------

     REDUCING ATMOSPHERE
     -------------------
     Initial Deformation           min. 2100                     min. 2000
                                        -----                         ------
     Softening (H=W)               min. 2205                     min. 2100
                                        -----                         ------
     Softening (H=1/2W)            min. 2300                     min. 2200
                                        -----                         ------
     Fluid                         min. 2400                     min. 2300
                                        -----                         ------

     OXIDIZING ATMOSPHERE

     --------------------
     Initial Deformation           min. 2450                     min. 2350
                                        -----                         ------
     Softening (H=W)               min. 2500                     min. 2400
                                        -----                         ------
     Softening (H=1/2W)            min. 2560                     min. 2500
                                        -----                         ------
     Fluid                         min. 2600                     min. 2525
                                        -----                         ------

     *    Slagging Factor (R(s))=(B/A) x (Percent Sulfur by Weight(Dry))
     **   Fouling Factor (R(f))=(B/A) x (Percent Na(2)0 by Weight(Dry))
     The Base Acid Ratio (B/A) is herein defined as:

                              (Fe(2)0(3)  +  Ca0  +  Mg0  +  Na(2)0  +  K(2)0)
     BASE ACID RATIO (B/A) =  ------------------------------------------------
                                        (Si0(2)  +  A1(2)0(3)  +  T10(2))

     Note:     As used herein >    means greater than:
                              <    means less than.

     Section 6.2 DEFINITION OF "SHIPMENT". As used herein, a "shipment" shall mean one barge load, a barge lot load, or one unit trainload, as the case may be.

     Section 6.3    REJECTION.

     Buyer has the right, but not the obligation, to reject any shipment which fail(s) to conform to the Rejection Limits set forth in Section 6.1 or contains extraneous materials. Buyer must reject such coal within seventy-two (72) hours of receipt of the coal analysis provided for in Section 7.2 or such right to reject is waived. In the event Buyer rejects such non-conforming coal, Buyer shall return the coal to Seller or, at Seller's request, divert such coal to Seller's designee, all at Seller's cost. Seller shall replace the rejected coal within five (5) working days from notice of rejection with coal conforming to the Rejection Limits set forth in Section 6.1. If Seller fails to replace the rejected coal within such five (5) working day period or the replacement coal is rightfully rejected, Buyer may purchase coal from another source in order to replace the rejected coal. Seller shall reimburse Buyer for (i) any amount by which the actual price plus transportation costs to Buyer of such coal purchased from another source exceeds the price of such coal under this Agreement (as adjusted under Section 8.3 for coal of the quality actually supplied by the other source) plus transportation costs to Buyer from the Delivery Point; and
(ii) any and all transportation, storage, handling, or other expenses that have been incurred by Buyer for rightfully rejected coal. This remedy is in addition to all of Buyer's other remedies under this Agreement and under applicable law and in equity for Seller's breach.

     If Buyer fails to reject a shipment of non-conforming coal which it had the right to reject for failure to meet any or all of the Rejection Limits set forth in Section 6.1 or because such shipment contained extraneous materials, then such non-conforming coal shall be deemed accepted by Buyer; however, the price shall be adjusted in accordance with Section 8.3 and the quantity Buyer is obligated to purchase from Seller, at Buyer's sole option, shall be reduced by the amount of each such non-conforming shipment. Further, for shipments containing extraneous materials, which include, but are not limited to, slate, rock, wood, corn husks, mining materials, etc., the estimated weight of such materials shall be deducted from the weight of that shipment.

     Section 6.4  SUSPENSION AND TERMINATION.

     If one or more shipments of the coal sold hereunder fails to meet one or more of the rejection limits set forth in Section 6.1 (i.e., are rejectable) in any 2 months in a 6 month period, or if 9 barge shipments in a 30 day period are rejectable by Buyer, or if Buyer receives at generating station(s) 2 unapproved rail shipments which are rejectable in any 30 day period, Buyer may upon notice confirmed in writing and sent to Seller by certified mail, suspend future shipments except shipments already loaded into barges and/or railcars. Seller shall, within 10 days, provide Buyer with reasonable assurances that subsequent monthly deliveries of coal shall be within the rejection limits set forth in
Section 6.1. If Seller fails to provide such assurances within said 10 day period, Buyer may terminate this Agreement by giving written notice of such termination at the end of the 5 day period. A waiver of this right for any one period by Buyer shall not constitute a waiver for subsequent periods. If Seller provides such assurances to Buyer's reasonable satisfaction, shipments hereunder shall resume and any tonnage deficiencies resulting from suspension may be made up at Buyer's sole option. Buyer shall not unreasonably withhold its acceptance
of Seller's assurances, or delay the resumption of shipment.   If Seller, after
such assurances, fails to meet the Guaranteed Monthly Weighted Averages for 1 month within the next 6 months or if 6 individual barge shipments, 2 barge lot loads, or 2 rail shipments are rejectable within one month during such six month period, then Buyer may terminate this Agreement and exercise all its other rights and remedies under applicable law and in equity for Seller's breach.

     SECTION 7. WEIGHTS, SAMPLING AND ANALYSIS

     Section 7.1 WEIGHTS. The weight of the coal delivered hereunder shall be determined on a per shipment basis by Buyer on the basis of scale weights at the generating station(s) unless another method is mutually agreed upon by the parties. Such scales shall be duly certified by an appropriate testing agency and maintained in an accurate condition. Seller shall have the right, at Seller's expense and upon reasonable notice, to have the scales checked for accuracy at any reasonable time or frequency. If the scales are found to be inaccurate, over or under the tolerance range allowable for the scale, either party shall pay to the other any amounts owed due to such inaccuracy for a period not to exceed thirty (30) days before the time any inaccuracy of scales is determined.


     Section 7.2 SAMPLING AND ANALYSIS. The sampling and analysis of the coal delivered hereunder shall be performed by Buyer and the results thereof shall be accepted and used for the quality and characteristics of the coal delivered under this Agreement. All analyses shall be made in Buyer's laboratory at Buyer's expense in accordance with A.S.T.M. specifications. Samples for analyses shall be taken by any reliable and industry accepted standard, mutually acceptable to both parties, may be composited and shall be taken with a frequency and regularity sufficient to provide reasonably accurate representative samples of the deliveries made hereunder. Seller represents that it is familiar with Buyer's sampling and analysis practices, and finds them to be acceptable. Buyer shall notify Seller in writing of any significant changes in Buyer's sampling and analysis practices. Any such changes in Buyer's sampling and analysis practices shall, except for industry accepted changes in practices, provide for no less accuracy than the sampling and analysis practices existing at the time of the execution of this Agreement, unless the Parties otherwise mutually agree.

     Each sample taken by Buyer shall be divided into 4 parts and put into airtight containers, properly labeled and sealed. One part shall be used by Seller, one part shall be used for analysis by Buyer, one part shall be used by Buyer as a check sample, if Buyer in its sole judgment determines it is necessary, and one part ("Referee Sample") shall be retained by Buyer for a period of 30 days. Seller shall be given timely and routine copies of all analyses made by Buyer. Seller, on reasonable notice to Buyer shall have the right to have a representative present to observe the sampling and analyses performed by Buyer. Unless Seller requests a Referee Sample analysis, Buyer's analysis shall be used to determine the quality of the coal delivered hereunder. The Monthly Weighted Averages shall be determined by utilizing the individual shipment analyses.

     If any dispute arises within 30 days of the date of sampling, the Referee Sample retained by Buyer shall be submitted for analysis to an independent commercial testing laboratory ("Independent Lab") mutually chosen by Buyer and Seller. The analysis of the Independent Lab shall control to the extent provided in this Section 7.2. A dispute shall be deemed not to exist and Buyer's analysis shall prevail if the analysis of a sample made by the Independent Lab differs from the analysis of Buyer by an amount equal to or less than:

     (i)     0.50% moisture or
     (ii)    0.50% ash on a dry basis or
     (iii)   100 Btu/lb. on a dry basis, or
     (iv)    0.10% sulfur on a dry basis.

     The cost of the analysis made by the Independent Lab shall be borne by Seller if Buyer's analysis prevails and by Buyer if the analysis of the Independent Lab prevails.

     SECTION 8.          PRICE

     Section 8.1 PRICE. Subject to Section 8.2, the base price (the "Base Price") of the coal produced from the Coal Property to be sold hereunder will be firm and will be determined by the year in which the coal is delivered in accordance with the following schedule:

                            BASE PRICE (IN $/MMBTU)
                            -----------------------

                                          FOB DESTINATION
          YEAR                FOB BARGE           (BY RAIL)
          ----                ---------        --------------------

          1994            .92100           1.01689
          1995            .94863           1.04740
          1996            .97709           1.07882
          1997           1.00640           1.11119
          1998           1.03659           1.14452
          1999           1.06769           1.17886

The Base Price is inclusive of all federal, state, municipal and local taxes, fees and costs of any kind whether arising from government law, rule, regulation or otherwise, including, without limitation, all costs of conforming to federal and state mining and reclamation laws, rules and regulations and all other and/or additional mining and operating costs and expenses incurred during the term of this Agreement. No price adjustment shall be made under this Agreement for costs occasioned by changes in laws, rules, regulation, or the like or in any taxes or other governmental imposition(s) enacted or promulgated after the date of this Agreement. The Base Price shall be firm and not subject to adjustment except as provided in this Section 8.

     For coal produced from the Coal Property and delivered F.O.B. Destination (by rail), the Base Price is based on current rail transportation costs from the Coal Property to the destination point. If such rail transportation costs increase or decrease, then the Base Price shall be adjusted immediately so that 100 percent of the additional costs or the savings, as the case may be, resulting from such transportation costs increase or decrease, shall be passed through to the Buyer. Buyer shall have the right to participate in the negotiations between Seller and the rail transportation company concerning any relevant rail transportation agreement.

     If Seller delivers Substitute Coal hereunder pursuant to Section 4.4 hereof and within the quantity limitations set forth in Section 4.4, the Base Price shall be as follows:
                            BASE PRICE (IN $/MMBTU)
                            -----------------------

                     CAMP COMPLEX
                   PYRAMID MINES
          YEAR               MARTWICK              KEN
          ----               --------------        ---

          1994            .95960            .93750
          1995            .98839            .96563
          1996           1.01804            .99459
          1997           1.04858           1.02443
          1998           1.08004           1.05516
          1999           1.11244           1.08682

For Excess Substitute Coal (as defined in Section 4.4(a)), the Base Price of such coal shall be reduced to the Base Price of coal produced from the Coal Property (F.O.B. Barge) (in $/MMBTU) set forth in this Section 8.1 above; and Buyer further shall be credited with the amount by which Buyer's cost (in $/MMBTU) of transporting Excess Substitute Coal from the applicable Delivery Point to the destination point exceeds Buyer's cost of transporting coal produced from the Coal Property from the applicable Barge Delivery Point to the destination point. The coal quality specifications which shall be applied to determine quality price adjustments for Excess Substitute Coal shall be the specifications set forth in Section 6.1 for the mine from which the Excess Substitute Coal was produced.

     Section 8.2 PRICE REVIEW. The Base Price and Quality Price Adjustment provisions in Section 8 of this Agreement shall be subject to review for any reason at the request of either party, for revision(s) to become effective on January 1, 1997.

     The party requesting such a review shall give written notice of its request to the other party on or before October 1, 1996. The parties then shall negotiate an agreement on new Base Prices between October 1 and December 1. If the parties do not reach an agreement on new Base Prices by December 1, then this Agreement will terminate as of December 31, 1996 without liability due to such termination for either party.

     Section 8.3 QUALITY PRICE ADJUSTMENTS. The Base Price is based on coal having the Guaranteed Monthly Weighted Average specification as set forth in
Section 6.1. Quality price adjustments (discounts and/or premiums) shall be made to reflect variances from the Guaranteed Monthly Weighted Averages set forth in Section 6.1 as determined pursuant to Section 7.2.

     The discount and premium values used are:

                                   DISCOUNT       PREMIUM
                                   $/MMBTU        $/MMBTU
                                   -------        -------

     BTU/LB.                       0.2604              0.1354

                                             DISCOUNT       PREMIUM
                                             $/LB./MMBTU    $/LB./MMBTU
                                             -----------    -----------

     SULFUR                                  0.1232           0.1084
     ASH                                     0.0083           0.0073
     MOISTURE                                0.0016           0.0014

     The sulfur premium shall be based on lbs/MMBTU below the Guaranteed Monthly Weighted Average Maximum. However, there shall be no sulfur premium for coal with sulfur content below the Guaranteed Monthly Weighted Average minimum

     Section 8.4 PAYMENT CALCULATION. Exhibit B attached hereto shows the methodology for calculating the coal payment and quality price adjustments for the month Seller's coal was unloaded by Buyer.

     SECTION 9.  INVOICES, BILLING AND PAYMENT.

     Section 9.1  Invoices will be sent to LG&E at the following address:

          Louisville Gas & Electric Company
          220 West Main Street
          P.O. Box 32010
          Louisville, KY 40232
          Attention:  Manager, Coal Supply


          With a copy to:

          Louisville Gas & Electric Company
          820 West Broadway
          P. O. Box 32020
          Louisville, KY  40232
          Attention:  Manager, Accounts Payable

     Section 9.2 INVOICE PROCEDURES FOR COAL SHIPMENTS. Seller shall invoice Buyer at the Base Price, as adjusted by the quality price adjustments, for all coal unloaded in a calendar month by the fifteenth of the following month.

     Section 9.3 PAYMENT PROCEDURES FOR COAL SHIPMENTS. Payment for coal unloaded in a calendar month shall be mailed by the 25th of the month following the month of unloading or within ten days after receipt of Seller's invoice, whichever is later. Buyer shall mail all payments to Seller's account at Peabody COALSALES Company, P.O. Box 503099, St. Louis, MO 63150-30999. To make wire transfers contact Boatman's Bank, Account ABA 081000032, wire transfer account 100101223441.

     Section 9.4 WITHHOLDING. Buyer shall have the right to withhold from payment of any billing or billings (i) any sums which it is not able in good faith to verify or which it otherwise in good faith disputes, (ii) any damages resulting from or likely to result from any breach of this Agreement by Seller, and (iii) any amounts owed to Buyer from Seller. Buyer shall notify Seller promptly in writing of any such issue, stating the basis of its claim and the amount it intends to withhold.

     Payment by Buyer, whether knowing or inadvertent, of any amount in dispute shall not be deemed a waiver of any claims or rights by Buyer with respect to any disputed amounts or payments made.

     SECTION 10.    FORCE MAJEURE

     Section 10.1 GENERAL FORCE MAJEURE. If either party hereto is delayed in or prevented from performing any of its obligations or from utilizing the coal sold under this Agreement due to acts of God, war, riots, civil insurrection, acts of the public enemy, strikes, lockouts, fires, floods or earthquakes, which are beyond the reasonable control and without the fault or negligence of the party affected thereby, then the obligations of both parties hereto shall be suspended to the extent made necessary by such event; provided that the affected party gives written notice to the other party as early as practicable of the nature and probable duration of the force majeure event. The party declaring force majeure shall exercise due diligence to avoid and shorten the force majeure event and will keep the other party advised as to the continuance of the force majeure event.

     During any period in which Seller's ability to perform hereunder is affected by a force majeure event, Seller shall not deliver any coal to any other buyers to whom Seller's ability to supply is similarly affected by such force majeure event unless contractually committed to do so at the beginning of the force majeure event; and further shall deliver to Buyer under this Agreement at least a pro-rata portion (on a per ton basis) of its total contractual commitments to all its buyers to whom Seller's ability to supply is similarly affected by such force majeure event in place at the beginning of the force majeure event.

     During any period in which Buyer's ability to perform hereunder is affected by a force majeure event, Buyer shall not purchase any coal from any other sellers from whom Buyer's ability to purchase is similarly affected by such force majeure event unless contractually committed to do so at the beginning of the force majeure event; and further shall purchase from Seller under this Agreement at least a pro-rata portion (on a per ton basis) of its total contractual commitments to all sellers from whom Buyer's ability to purchase is similarly affected by such force majeure event in place at the beginning of the force majeure event.

     Tonnage deficiencies resulting from a force majeure event shall be made up at Buyer's sole option on a reasonable schedule.

     Section 10.2 ENVIRONMENTAL LAW FORCE MAJEURE. The parties recognize that, during the continuance of this Agreement, legislative or regulatory bodies or the courts may adopt environmental laws, regulations, policies and/or restrictions which will make it impossible or commercially impracticable for Buyer to utilize this or like kind and quality coal which thereafter would be delivered hereunder. If as a result of the adoption of such laws, regulations, policies, or restrictions, or change in the interpretation or enforcement thereof, Buyer decides that it will be impossible or commercially impracticable (uneconomical) for Buyer to utilize such coal, Buyer shall so notify Seller, and thereupon Buyer and Seller shall promptly consider whether corrective actions can be taken in the mining and preparation of the coal at Seller's mine and/or in the handling and utilization of the coal at Buyer's generating station; and if in Buyer's sole judgment such actions will not, without unreasonable expense to Buyer, make it possible and commercially practicable for Buyer to so utilize coal which thereafter would be delivered hereunder without violating any applicable law, regulation, policy or order, Buyer shall have the right, upon the later of 60 days notice to Seller or the effective date of such restriction, to terminate this Agreement without further obligation hereunder on the part of either party.

     SECTION 11. CHANGES. Buyer may, by mutual agreement with Seller, at any time by written notice pursuant to Section 12 of this Agreement, make changes within the general scope of this Agreement in any one or more of the following: quality of coal or coal specifications, quantity of coal, method or time of shipments, place of delivery (including transfer of title and risk of loss), method(s) of weighing, sampling or analysis and such other provision as may affect the suitability and amount of coal for Buyer's generating stations.

     If any such changes makes necessary or appropriate an increase or decrease in the then current Base Price per ton of coal, or in any other provision of this Agreement, an equitable adjustment shall be made in: Base Price, whether current or future or both, and/or in such other provisions of this Agreement as are affected directly or indirectly by such change, and the Agreement shall thereupon be modified in writing accordingly.

     Any claim by the Seller for adjustment under this Section 11 shall be asserted within thirty (30) days after the date of Seller's receipt of the written notice of change, it being understood, however that Seller shall not be obligated to proceed under this Agreement as changed until an equitable adjustment has been agreed upon. The parties agree to negotiate promptly and in good faith to agree upon the nature and extent of any equitable adjustment. In the event Seller and Buyer are unable to mutually agree on the changes requested by Buyer under this Section 11, then this Agreement shall continue in full force and effect without taking into account such requested changes.

     SECTION 12.    NOTICES

     Section 12. FORM AND PLACE OF NOTICE. Any official notice, request for approval or other document required to be given under this Agreement shall be in writing, unless otherwise provided herein, and shall be deemed to have been sufficiently given when delivered in person, transmitted by facsimile or other electronic media, delivered to an established mail service for same day or overnight delivery, or dispatched in the United States mail, postage prepaid, for mailing by first class, certified, or registered mail, return receipt requested,and addressed as follows:

     If to Buyer:        Louisville Gas and Electric Company
                         220 West Main Street
                         P.O. Box 32010
                         Louisville, Kentucky 40232
                         Attn:  Manager, Coal Supply




     with a copy to:     Louisville Gas and Electric Company
                         820 West Broadway
                         P.O. Box 32020
                         Louisville, Kentucky 40232
                         Attn:  Manager, Procurement Services

     If to Seller:       Peabody COALSALES Company
                         1951 Barrett Court
                         Suite 200
                         P.O. Box 1996
                         Henderson, Kentucky 42420-1996
                         Attn:  Vice-President, Sales

     Section 12.2 CHANGE OF PERSON OR ADDRESS. Either party may change the person or address specified above upon giving written notice to the other party of such change.

     Section 12.3 ELECTRONIC DATA TRANSMITTAL. Seller hereby agrees, at Seller's cost, to electronically transmit shipping notices and/or other data to Buyer in a format acceptable to and established by Buyer upon Buyer's request. Buyer shall provide Seller with the appropriate format and will inform Seller as to the electronic data requirements at the appropriate time.

     SECTION 13. EARLY TERMINATION. Each party hereto shall have the right of early termination for any reason or no reason, in whole or in part, of its rights and obligations under this Agreement as follows: The party desiring to exercise its right of early termination shall give written notice thereof to the other party and pay the price for early termination as described herein. Notice may be given by either party no later than four (4) months before the end of any calendar year; and this Agreement will be terminated at the end of such year. The price paid for such early termination shall be $3.50 times the Base Quantity remaining under this Agreement from the effective date of the early termination until either the effective date of the next price change which may occur pursuant to the next price review right set forth in Section 8.2 (i.e., January 1, 1997) or the termination of this Agreement (i.e., January 1, 2000), as applicable. For example, if Seller terminates this Agreement effective January 1, 1996, then Seller would owe Buyer $3,850,000 under this Section 13. If this Agreement remains in effect after the price review and Seller then terminates this Agreement effective January 1, 1998, then Seller would owe Buyer $7,700,000 under this Section 13.

     SECTION 14. RIGHT TO RESELL. Buyer shall have the unqualified right to sell all or any of the coal purchased under this Agreement.

     SECTION 15.    INDEMNITY AND INSURANCE

     Section 15.1 INDEMNITY. Seller agrees to indemnify and save harmless Buyer, its officers, directors, employees and representatives from any responsibility and liability for any and all claims, demands, losses, legal actions for personal injuries, property damage and pollution (including reasonable attorney's fees) (i) relating to the barges or railcars provided by Buyer or Buyer's contractor while such barges or railcars are in the care and custody of the loading dock or loading facility, (ii) due to any failure of Seller to comply with laws, regulations or ordinances, or (iii) due to the acts or omissions of Seller in the performance of this Agreement.

     Section 15.2 INSURANCE. Seller agrees to maintain insurance coverage with minimum limits as follows:

          (1) Commercial General Liability, including Completed Operations and Contractual Liability, $1,000,000 single limit liability.

          (2)  Automobile General Liability, $1,000,000 single limit liability.

          (3) In addition, Seller shall carry excess liability insurance covering the foregoing perils in the amount of $4,000,000 for any one occurrence.

          (4) Workers' Compensation and Employer's Liability with statutory limits.

     If any of the above policies are written on a claims made basis, then the retroactive date of the policy or policies will be no later than the effective date of this Agreement. Certificates of Insurance satisfactory in form to the Buyer and signed by the Seller's insurer shall be supplied by the Seller to the Buyer evidencing that the above insurance is in force and that not less than 30 calendar days written notice will be given to the Buyer prior to any cancellation or material reduction in coverage under the policies. The Seller shall cause its insurer to waive all subrogation rights against the Buyer respecting all losses or claims arising from performance hereunder. Evidence of such waiver satisfactory in form and substance to the Buyer shall be exhibited in the Certificate of Insurance mentioned above. Seller's liability shall not be limited to its insurance coverage.

     SECTION 16.    TERMINATION FOR DEFAULT.

     Subject to Section 6.4, if either party hereto commits a material breach of any of its obligations under this Agreement at any time, then the other party has the right to give written notice describing such breach and stating its intention to terminate this Agreement no sooner than 30 days after the date of the notice (the "notice period"). If such material breach is curable and the breaching party cures such material breach within the notice period, then the Agreement shall not be terminated due to such material breach. If such material breach is not curable or the breaching party fails to cure such material breach within the notice period, then this Agreement shall terminate at the end of the notice period in addition to all the other rights and remedies available to the aggrieved party under this Agreement and at law and in equity.

     SECTION 17.    TAXES, DUTIES AND FEES

     Seller shall pay when due, and the price set forth in Section 8 of this Agreement shall be inclusive of, all taxes, duties, fees and other assessments of whatever nature imposed by governmental authorities with respect to the transactions contemplated under this Agreement.

     SECTION 18.    DOCUMENTATION AND RIGHT OF AUDIT

     Seller shall maintain all records and accounts pertaining to payments, quantities, quality analyses, source, and proposed revisions to the Base Price of all coal supplied under this Agreement for a period lasting through the term of this Agreement and for two years thereafter. Buyer shall have the right at no additional expense to Buyer to audit, copy and inspect such records and accounts at any reasonable time upon reasonable notice during the term of this Agreement and for 2 years thereafter.

     SECTION 19. EQUAL EMPLOYMENT OPPORTUNITY. To the extent applicable, Seller shall comply with all of the following provisions which are incorporated herein by reference: Equal Opportunity regulations set forth in 41 CRF Section 60-1.4(a) and (c) prohibiting discrimination against any employee or applicant for employment because of race, color, religion, sex, or national origin; Vietnam Era Veterans Readjustment Assistance Act regulations set forth in 41 CRF
Section 50-250.4 relating to the employment and advancement of disabled veterans and veterans of the Vietnam Era; Rehabilitation Act regulations set forth in 41 CRF Section 60-741.4 relating to the employment and advancement of qualified disabled employees and applicants for employment; the clause known as "Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals" set forth in 15 USC Section 637(d)(3); and subcontracting plan requirements set forth in 15 USC Section 637(d).

     SECTION 20.    COAL PROPERTY INSPECTIONS AND INJURIES TO
                    REPRESENTATIVES

     Upon reasonable notice Buyer reserves the right to have its representative(s) visit and inspect all aspects of the Coal Properties including the loading facilities, scales, sampling system(s), wash plant facilities, and mining equipment at any time during the term of this Agreement. Seller and Buyer, respectively, assume full risk for damage or injury to their representatives or employees when such representatives or employees are on the premises of the other party in connection with the exercise of any rights or the performance of any obligations hereunder except where the damage or injury is caused by the negligence of the other party. Each party agrees that, to the extent permitted by law, it will indemnify and hold the other party harmless against all loss or liability resulting from any such damage or injury occurring on the premises of the other party except where such damage or injury is caused by the negligence of the other party.

     SECTION 21.    MISCELLANEOUS

     Section 21.1 APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Kentucky, and all questions of performance of obligations hereunder shall be determined in accordance with such laws.

     Section 21.2 HEADINGS. The paragraph headings appearing in this Agreement are for convenience only and shall not affect the meaning of interpretation of this Agreement.

     Section 21.3 WAIVER. The failure of either party to insist on strict performance of any provision of this Agreement, or to take advantage of any rights hereunder, shall not be construed as a waiver of such provision or right.

     Section 21.4 REMEDIES CUMULATIVE. Remedies provided under this Agreement shall be cumulative and in addition to other remedies provided under this Agreement or by law or in equity.

     Section 21.5 SEVERABILITY. If any provision of this Agreement is found contrary to law or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful or unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall negotiate in good faith a substitute provision.

     Section 21.6 BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties and their successors and assigns.

     Section 21.7 ASSIGNMENT. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or denied; provided, however, that Buyer shall have the right, without consent of Seller, to assign all or any part of this Agreement to any company, controlling, controlled by, or under common control with Buyer.

     Section 21.8 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties as to the subject matter hereof, and there are no representations, understandings or agreements, oral or written, which are not included herein.

     Section 21.9 AMENDMENTS. Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified except by written instrument signed by both parties

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
hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              LOUISVILLE GAS AND ELECTRIC COMPANY

                              By:    __________________________

                              Title: __________________________

                              Date:  __________________________


                              PEABODY COALSALES COMPANY

                              By:    __________________________

                              Title: __________________________

                              Date:  __________________________





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